UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05689
Morgan Stanley Municipal Premium Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: May 31, 2009
Date of reporting period: November 30, 2008

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Municipal Premium Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended November 30, 2008

Market Conditions

A series of events that began in early September 2008, sparked a downward spiral in the markets that accelerated at an alarming pace and changed the financial industry’s landscape in ways most would have never imagined.

The turmoil began when it was announced that the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), facing financial disintegration, were being rescued by the government. Market volatility at the time was already elevated as restricted credit and liquidity, the declining housing market, ongoing losses in the financial sector and a slowing economy had led to heightened investor anxiety. When the government failed to rescue Lehman Brothers shortly thereafter, forcing the investment bank to file for bankruptcy, investor confidence plummeted. As a result, the markets began to rapidly deteriorate and over the course of just a few weeks, several other large financial institutions were forced into mergers, rescued by the government, or failed altogether.

As fear gripped the market, credit spreads dramatically widened as investors demanded substantial compensation for assuming risk. Banks stopped lending to both companies and each other, nearly paralyzing the credit markets. In response, government officials took various steps including a $700 billion plan to fortify the precarious financial system. By period end, however, these efforts had seemingly done little to improve investor confidence, which was further undermined when it was declared that the economy had in fact slid into recession.

The consolidation in the banking and brokerage industry has adversely impacted the municipal market. Although new issuance improved somewhat in the latter months of the period, it remains far below typical levels. Demand for municipal issues remains far from historic levels as well, particularly at the longer end of the curve, which has been directly impacted by thin demand and forced selling by levered players and mutual funds raising capital to meet redemptions. With a democrat in the White House, observers believe we will likely see higher taxes by the end of 2010, which should increase the attractiveness of municipal bonds to retail investors. In general, it is expected that both the highest marginal tax rate and the tax on capital gains and dividends will increase. This will be accomplished through either new legislation or the expiration in 2010 of the Bush administration tax cuts. On the state level, rising unemployment has resulted in declining tax receipts, which has directly impacted their bottom lines. In fact, state budget gaps have widened substantially, with the majority of states projected to face fiscal distress in 2009 and 2010.

Performance Analysis

For the six-month period ended November 30, 2008, the net asset value (NAV) of Morgan

Stanley Municipal Premium Income Trust (PIA) decreased from $9.26 to $6.76 per share. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.2325 per share, the Fund’s total NAV return was -24.60 percent. PIA’s value on the New York Stock Exchange (NYSE) moved from $8.34 to $5.60 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was -30.54 percent. PIA’s NYSE market price was at a 17.16 percent discount to its NAV. During the fiscal period, the Fund purchased and retired 9,002 shares of common stock at a weighted average market discount of 15.14 percent. Past performance is no guarantee of future results.

The November dividend increased to $0.045 per share. The dividend reflects the current level of the Fund’s net investment income. PIA’s level of undistributed net investment income was $0.093 per share on November 30, 2008 versus $0.061 per share six months earlier.1

Over the course of the reporting period, we maintained an overweight to the hospital/life care and tobacco sectors, which detracted from the Fund’s performance as spreads in these sectors widened, pushing prices lower. Conversely, an overweight to the public utility sector benefited performance as the flight to quality that took place during the period helped to boost the performance of this infrastructure sector.

The longer-dated municipal issues held in the Fund also hindered performance as yields on these issues have continued to rise. Additionally, the rally in the Treasury market resulted in the underperformance of the hedges we implemented to offset the interest-rate risk imposed by the longer-maturity holdings.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding, including their purchase in the open market or in privately negotiated transactions.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 11/30/08
Other Revenue	12.0%
Hospital	11.0
Transportation	11.0
General Obligation	10.9
IDR / PCR*	9.0

LONG-TERM CREDIT ANALYSIS
as of 11/30/08
Aaa/AAA	16.6%
Aa/AA	47.6
A/A	13.0
Baa/BBB	15.3
Ba/BB or Less	4.6
N/R	2.9

* Industrial Development Revenue/Polution Control Revenue

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 11/30/08
California	30.7%
New York	27.3
Florida	16.7
Texas	16.7
Arizona	10.5
New Jersey	8.9
Pennsylvania	7.7
Washington	7.2
Georgia	7.0
Colorado	6.2
Illinois	5.4
Michigan	5.0
Nevada	4.8
South Carolina	4.6
Tennessee	4.6
Louisiana	3.9
Maryland	3.8
District of Columbia	3.4
Alabama	2.9

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 11/30/08 (continued)
Kentucky	2.9%
Missouri	2.9
Rhode Island	2.4
Ohio	2
Indiana	1.7
Iowa	1.6
Idaho	1.1
Kansas	1.0
Minnesota	1.0
Alaska	0.9
Arkansas	0.6
Virginia	0.5

Total Long-Term Investments†	195.9
Liability for Floating Rate Note Obligations	(31.2)
Other Assets in Excess of Liabilities	3.2
Preferred Shares of Beneficial Interest	(67.9)

Net Assets Applicable to Common Shareholders	100.0%

† Does not include open long/short futures contracts with an underlying face amount of $270,825,047 with total unrealized depreciation of $2,793,037.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and long-term credit analysis are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets applicable to common shareholders. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocation based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was acceptable.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board concluded that the fall-out benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2008 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (195.9%)
	Alabama (2.9%)
$1,000	Jefferson County, School Ser 2004 A	5.50%	01/01/22	$703,250
2,500	University of Alabama, Ser 2004 A (MBIA Insd)	5.25	07/01/20	2,568,050

				3,271,300

	Alaska (0.9%)
2,000	Northern Tobacco Securitization Corporation, Asset Backed Ser 2006 A	5.00	06/01/46	1,075,900

	Arizona (10.5%)
2,000	Glendale Industrial Development Authority, John C Lincoln Health Ser 2005 B	5.00	12/01/37	1,199,800
2,870	Pima County Industrial Development Authority, Tucson Electric Power Co Refg Ser 1988 A (FSA Insd)	7.25	07/15/10	2,887,019
8,000	Salt River Project Agricultural Improvement & Power District, Arizona, 2002 Ser B (b)	5.00	01/01/22	7,705,834

				11,792,653

	Arkansas (0.6%)
1,000	Washington County, Washington Regional Medical Center Ser 2005 A	5.00	02/01/35	690,610

	California (30.7%)
2,000	California Educational Facilities Authority, Mills College Ser 2005 A	5.00	09/01/34	1,630,320
2,000	California Infrastructure & Economic Development Bank, The Scripps Research Institute Ser 2005 A	5.00	07/01/29	1,865,900
4,000	California ST (b)	4.50	10/01/36	3,204,775
5,000	California Economic Recovery Ser 2004 A (b)	5.00	07/01/16	5,124,250
1,000	California Statewide Community Development Authority, Huntington Memorial Hospital Ser 2005	5.00	07/01/27	815,680
3,000	California, Various Purpose dtd 12/01/05	5.00	03/01/27	2,709,720
2,000	Camarillo Public Finance Authority, Wastewater Ser 2005 (AMBAC Insd)	5.00	06/01/36	1,758,980
4,000	Golden State Tobacco Securitization Corp, Enhanced Asset Backed Ser 2007 A-1	5.75	06/01/47	2,521,920
4,000	Golden State Tobacco Securitization Corporation, Asset Backed Ser 2007 A-1	5.13	06/01/47	2,260,960
2,000	Golden State Tobacco Securitization Corporation, Enhanced Asset Backed Ser 2005 A	5.00	06/01/45	1,470,840
1,000	Kern County Board of Education, Refg 2006 Ser A (COPs) (MBIA Insd)	5.00	06/01/31	824,420
3,000	Los Angeles Department of Water and Power, California, 2004 Ser C (MBIA Insd) (b)	5.00	08/01/27	2,960,720
1,550	Los Angeles Department of Water & Power, 2001 Ser A	5.00	07/01/24	1,536,686
3,000	Oxnard Financing Authority, Wastewater 2004 Ser A (FGIC Insd)	5.00	06/01/29	2,737,770
460	San Francisco City & County, California, Laguna Honda Hospital Refg Ser R-3 (AGC Insd) (b)	5.00	06/15/28	440,926

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$3,000	San Diego County, Burnham Institue for Medical Research Ser 2006 (COPs)	5.00%	05/01/29	$2,765,370

				34,629,237

	Colorado (6.2%)
1,400	Colorado Health Facilities Authority, Adventist/Sunbelt Ser 2006 D	5.25	11/15/35	1,131,970
30	Colorado Housing & Finance Authority, Ser 1997 A-2 (AMT)	7.25	05/01/27	30,479
2,000	Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00	12/01/30	1,529,440
2,040	Fort Collins, Ser 2004 A (COPs) (AMBAC Insd)	5.38	06/01/21	2,055,055
2,155	Fort Collins, Ser 2004 A (COPs) (AMBAC Insd)	5.38	06/01/22	2,160,582
125	Public Auth For Colo Energy	6.25	11/15/28	97,690

				7,005,216

	District of Columbia (3.4%)
1,520	District of Columbia, Ser 2008 E (b)	5.00	06/01/26	1,456,811
3,000	District of Columbia Ballpark, Ser 2006 B-1 (FGIC Insd)	5.00	02/01/31	2,335,980

				3,792,791

	Florida (16.7%)
2,000	Broward County Educational Facilities Authority, Nova Southeastern University Ser 2006 (AGC Insd)	5.00	04/01/31	1,824,200
2,460	JEA, Florida, Water & Sewer Sub-Second Crossover Ser (MBIA Insd)	5.00	10/01/24	2,335,844
2,500	Miami-Dade County, Florida, Miami Int’l Airport, Ser 2000 B (FGIC Insd)	5.75	10/01/24	2,531,525
5,000	Orlando Utilities Commission, Water & Electric Ser 2001	5.00	10/01/22	5,003,549
8,000	South Miami Health Facilities Authority, Florida, Baptist Health South Florida Ser 2007 (b)	5.00	08/15/42	6,409,519
1,000	St Johns County Industrial Development Authority, Glenmoor Ser 2006 A	5.25	01/01/26	659,360

				18,763,997

	Georgia (7.0%)
3,000	Atlanta, Water & Wastewater Ser 1999 A (FGIC Insd)	5.50	11/01/22	2,879,550
2,000	Georgia Road & Tollway Authority, Ser 2004	5.00	10/01/22	2,007,540
3,000	Georgia Road & Tollway Authority, Ser 2004	5.00	10/01/23	3,004,920

				7,892,010

	Idaho (1.1%)
1,240	Idaho Housing & Finance Association, Federal Highway Trust, Ser 2008 A (AGC Insd)	5.25	07/15/24	1,270,058

	Illinois (5.4%)
2,500	Chicago Park District, 2004 Ser A (AMBAC Insd)	5.00	01/01/28	2,367,400
4,000	Chicago, O’Hare Int’l Airport 3rd Lien Ser 2005 A (MBIA Insd)	5.25	01/01/26	3,722,200

				6,089,600

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Indiana (1.7%)
$3,000	Indiana Health & Educational Facility Financing Authority, Clarian Health Ser 2006 A	5.25%	02/15/40	$1,980,720

	Iowa (1.6%)
3,000	Tobacco Settlement Authority, Ser 2005 C	5.50	06/01/42	1,783,560

	Kansas (1.0%)
1,500	Lawrence Memorial Hospital, Kansas Ser 2006	5.13	07/01/36	1,094,670

	Kentucky (2.9%)
3,215	Louisville & Jefferson County Metropolitan Sewer District, Ser 2001 A (MBIA Insd)	5.38	05/15/22	3,233,679

	Louisiana (3.9%)
3,000	Louisiana Public Facilities Authority, Baton Rouge General Medical Center-FHA Insured Mtge Ser 2004 (MBIA Insd)	5.25	07/01/33	2,320,050
2,000	Louisiana Public Facilities Authority, Ochsner Clinic Ser 2002 (c)	5.50	05/15/32(a)	2,128,780

				4,448,830

	Maryland (3.8%)
1,000	Baltimore County, Oak Crest Village Ser 2007 A	5.00	01/01/37	669,980
2,430	Maryland Department of Housing and Community Development Administration, Ser 2006 P (AMT)	4.63	09/01/31	1,751,495
1,000	Maryland Health & Higher Education Facilities Authority, Johns Hopkins Hospital Ser 2003	5.00	11/15/28(a)	1,094,970
1,000	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community 2006 Ser B	5.00	01/01/17	780,520

				4,296,965

	Michigan (5.0%)
3,500	Kent Hospital Finance Authority, Metropolitan Hospital Ser 2005 A	6.25	07/01/40	2,770,250
3,000	Michigan Hospital Finance Authority, Henry Ford Health Refg Ser 2006 A	5.25	11/15/46	2,068,620
870	Wayne State University, Univ Revs	5.00	11/15/25	852,443

				5,691,313

	Minnesota (1.0%)
1,100	Glencoe, Glencoe Regional Health Ser 2005	5.00	04/01/31	769,802
320	Minnesota Housing Finance Agency, Rental 1995 Ser D (MBIA Insd)	6.00	02/01/22	324,877

				1,094,679

	Missouri (2.9%)
1,695	Fenton, Gravois Bluffs Refg Ser 2006	4.50	04/01/21	1,669,050
1,340	Missouri Health & Educational Facilities Authority, Baptist Medical Center Refg Ser 1989 (ETM)	7.63	07/01/18	1,575,224

				3,244,274

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Nevada (4.8%)
$1,600	Nevada Capital Improvement and Cultural Affairs Ser 2008 C (b)	5.00%	06/01/26	$1,587,067
3,000	Las Vegas Water District, Impr and Refg Ser 2003 A (FGIC Insd)	5.25	06/01/22	3,023,670
1,000	Reno, Renown Regional Medical Center Ser 2007 A	5.25	06/01/37	756,020

				5,366,757

	New Jersey (8.9%)
2,000	New Jersey Economic Development Authority, Cigarette Tax Ser 2004	5.75	06/15/29	1,447,060
5,000	New Jersey Turnpike Authority, Ser 2003 A (AMBAC Insd)	5.00	01/01/30	4,561,950
2,000	Passaic Valley Sewerage Commissioners, Ser F (FGIC Insd)	5.00	12/01/19	1,842,800
3,000	Tobacco Settlement Financing Corporation, Ser 2007-1A	4.63	06/01/26	2,001,870
3,000	Tobacco Settlement Financing Corporation, Ser 2007-1B	0.00	06/01/41	120,030

				9,973,710

	New York (27.3%)
2,850	Austin TR Var Sts Inverse Ctfs Boa	9.32	06/01/26	2,724,528
1,440	New York City, New York, Ser A1 (b)	5.25	08/15/27	1,369,613
1,440	New York City, New York, Ser A2 (b)	5.25	08/15/28	1,369,613
3,000	Long Island Power Authority, Ser 2004 A (AMBAC Insd)	5.00	09/01/34	2,542,920
3,000	Metropolitan Transportation Authority, State Service Contract Refg Ser 2002 B (MBIA Insd)	5.50	07/01/20	3,012,900
2,000	Nassau County Tobacco Settlement Corporation, Ser 2006 A-3	5.13	06/01/46	1,324,120
2,000	New York City Industrial Development Agency, 7 World Trade Center, LLC Ser A	6.25	03/01/15	1,658,880
4,000	New York City Industrial Development Agency, American Airlines Inc Ser 2005 (AMT)	7.75	08/01/31	2,763,840
8,000	New York City Industrial Development Agency, Brooklyn Navy Yard Cogeneration Partners LP Ser 1997 (AMT)	5.65	10/01/28	5,603,520
2,000	New York City Industrial Development Agency, New York, Yankee Stadium Ser 2006 (FGIC Insd)	5.00	03/01/46	1,461,020
2,400	New York City, New York, Cultural Resources Revenue Refg Ser 2008 1-A (b)	5.00	04/01/27	2,201,296
1,995	New York State Dormitory Authority, Montefiore Hospital - FHA Insured Mtge Ser 2004 (FGIC Insd)	5.00	08/01/29	1,678,054
3,000	Triborough Bridge & Tunnel Authority, Refg Ser 2002 B	5.25	11/15/19	3,078,599

				30,788,903

	Ohio (2.0%)
2,400	American Municipal Power, Ohio, Prairie State Energy Campus (AGC Insd) (b)	5.25	02/15/33	2,216,380

	Pennsylvania (7.7%)
2,000	Allegheny County Redevelopment Authority, Pennsylvania, West Penn Allegheny Health Ser 2007 A (b)	5.38	11/15/40	1,117,590
2,000	Pennsylvania Turnpike Commission, Ser R 2001 (AMBAC Insd)	5.00	12/01/30	1,784,280

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	Philadelphia, Gas Works Eighteenth Ser (AGC Insd)	5.25%	08/01/20	$999,490
5,000	Swarthmore Boro Authority, Swarthmore College Ser 2001	5.00	09/15/31	4,758,000

				8,659,360

	Rhode Island (2.4%)
3,000	Rhode Island Economic Development Corporation, Airport 2005 Ser C (MBIA Insd)	5.00	07/01/28	2,650,560

	South Carolina (4.6%)
5,000	Charleston County School District, Ser 2004 A	5.00	02/01/22	5,020,000
35	Lexington County, Health Services District, Lexmed Inc, Ser 2007 A	5.00	11/01/16	33,606
165	Richland County Enviromental Improvement Revenue, International Paper Company Ser 2007 A	4.60	09/01/12	147,249

				5,200,855

	Tennessee (4.6%)
3,000	Johnson City Health & Educational Facilities Board, Mountain States Health Alliance Ser 2006 A	5.50	07/01/36	2,020,830
4,000	Tennessee Energy Acquisition Corporation, Ser 2006 A	5.25	09/01/19	3,142,360

				5,163,190

	Texas (16.7%)
5,000	Austin, Water & Wastewater Refg Ser 2001 A & B (FSA Insd) (b)	5.125	05/15/27	4,904,406
555	Bexar County Health Facilities Development Corp, Health Facilities Development Corp.	5.00	07/01/27	370,995
735	Bexar County, Health Facilities Development Corp.	5.00	07/01/33	460,595
580	Bexar County, Helath Facilities Development Corp.	5.00	07/01/37	353,469
1,125	Houston Texas Independent School District 2008	5.00	02/15/26	1,105,796
8,700	Houston, Combined Utility First Lien Refg 2004 Ser A (FGIC Insd)	5.25	05/15/23	8,162,688
775	Humble Texas Independent School District 2008	5.00	02/15/26	748,046
1,000	Lubbock Health Facilities Development Corporation, Carillon Senior Life Care Ser 2005 A	6.63	07/01/36	756,040
4,100	North Texas Tollway Authority, First Tier Capital Appreciation Refg 2008 D (AGC Insd)	0.00	01/01/28	1,143,777
1,000	Tarrant County Cultural Educational Facilities Finance Corp, Air Force Village II Inc Ser 2007	5.13	05/15/37	625,801
250	Texas Mun Gas Acquisition & Supply	6.25	12/15/26	199,513

				18,831,126

	Virginia (0.5%)
1,000	Fairfax County Economic Development Authority, Goodwin House Inc Ser 2007	5.13	10/01/42	577,080

	Washington (7.2%)
2,400	Goat Hill Properties, Governmental Office Ser 2005 (MBIA Insd)	5.00	12/01/33	2,154,000

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,930	Grant County Public Utility District #2, Wanapum Hydroelectric 2005 Ser A (FGIC Insd)	5.00%	01/01/34	$1,710,829
4,010	Port Seattle Washington Passenger Facilities	5.00	12/01/23	3,602,183
2,120	Washington, Motor Vehicle Fuel Tax, Ser 2004 F (AMBAC Insd)	0.00	12/01/29	600,299

				8,067,311

	Total Tax-Exempt Municipal Bonds (Cost $256,919,810)			220,637,294

	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held (−31.2%)
(35,104)	Notes with interest rates ranging from 0.88% to 1.77% at November 30, 2008 and contractual maturities of collateral ranging from 07/01/16 to 08/15/42 (See Note 1D) (d) (Cost $(35,104,000))			(35,104,000)

	Total Net Investments (Cost $221,815,810) (e) (f)		164.7%	185,533,294
	Other Assets in Excess of Liabilities		3.2	3,569,043
	Preferred Shares of Beneficial Interest		(67.9)	(76,500,000)

	Net Assets Applicable to Common Shareholders		100.0%	$112,602,337

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrowed to Maturity.
(a)	Prerefunded to call date shown.
(b)	Underlying security related to inverse floater entered into by the Fund.
(c)	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $1,460,587.
(d)	Floating rate note obligation related to securities held. The interest rates shown reflect the rates in effect at November 30, 2008.
(e)	Securities have been designated as collateral in an amount equal to $143,320,258 in connection with open futures contracts.
(f)	The aggregate cost for federal income tax purposes is $221,811,304. The aggregate gross unrealized appreciation is $668,528 and the aggregate gross unrealized depreciation is $36,946,538 resulting in net unrealized depreciation of $36,278,010.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Portfolio of Investments - November 30, 2008 (unaudited) continued

Futures Contracts Open at November 30, 2008:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
427	Long	U.S. Treasury Notes 10 Year December 2008	$52,474,299	$3,152,922
505	Long	Swap Futures 5 Year December 2008	57,972,424	2,838,741
39	Long	U.S. Treasury Notes 10 Year December 2008	8,516,625	14,281
2	Short	U.S. Treasury Notes 5 Year December 2008	238,688	(1,848)
39	Short	U.S. Treasury Notes 2 Year March 2009	8,455,688	(64,197)
17	Short	U.S. Treasury Bond 20 Year December 2008	2,185,563	(12,875)
154	Short	U.S. Treasury Bond 20 Year March 2009	19,632,595	(301,706)
327	Short	U.S. Treasury Notes 5 Year March 2009	38,164,477	(572,899)
670	Short	Swap Futures 10 Year December 2008	83,184,688	(7,845,456)

		Net Unrealized Depreciation		$(2,793,037)

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements

Statement of Assets and Liabilities
November 30, 2008 (unaudited)

Assets:
Investments in securities, at value (cost $256,919,810)	$220,637,294
Receivable for:
Interest	3,857,069
Investments sold	787,375
Dividends from affiliate	1,596
Prepaid expenses and other assets	54,654

Total Assets	225,337,988

Liabilities:
Floating rate note and dealer trusts obligations	35,104,000
Payable for:
Variation margin	119,072
Investment advisory fee	72,601
Administration fee	14,614
Transfer agent fee	5,557
Payable to bank	788,698
Accrued expenses and other payables	131,109

Total Liabilities	36,235,651

Preferred shares of beneficial interest (at liquidation value) (765,000 shares authorized of non-participating $.01 par value, 765 shares outstanding)	76,500,000

Net Assets Applicable to Common Shareholders	$112,602,337

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 16,666,877 shares outstanding)	158,044,946
Net unrealized depreciation	(39,075,553)
Accumulated undistributed net investment income	1,548,095
Accumulated net realized loss	(7,915,151)

Net Assets Applicable to Common Shareholders	$112,602,337

Net Asset Value Per Common Share
($112,602,337 divided by 16,666,877 common shares outstanding)	$6.76

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements continued

Statement of Operations
For the six months ended November 30, 2008 (unaudited)

Net Investment Income:
Income
Interest	$6,546,461
Dividends from affiliate	89,528

Total Income	6,635,989

Expenses
Interest and residual trust expense	498,772
Investment advisory fee	482,903
Auction commission fees	108,268
Administration fee	96,581
Professional fees	36,503
Shareholder reports and notices	25,763
Auction agent fees	17,066
Custodian fees	16,807
Registration fees	13,003
Transfer agent fees and expenses	7,515
Trustees’ fees and expenses	4,945
Other	30,313

Total Expenses	1,338,439
Less: expense offset	(276)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(7,251)

Net Expenses	1,330,912

Net Investment Income	5,305,077

Realized and Unrealized Gain (Loss):
Realized Loss on:
Investments	(238,687)
Futures contracts	(4,640,743)
Swap contracts	(188,818)

Net Realized Loss	(5,068,248)

Change in Unrealized Appreciation/Depreciation on:
Investments	(34,057,908)
Futures contracts	(3,220,498)
Swap contracts	55,277

Net Change in Unrealized Appreciation/Depreciation	(37,223,129)

Net Loss	(42,291,377)

Dividends to preferred shareholders from net investment income	(901,444)

Net Decrease	$(37,977,272)

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	NOVEMBER 30, 2008	MAY 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,305,077	$11,311,918
Net realized loss	(5,068,248)	(2,724,971)
Net change in unrealized appreciation/depreciation	(37,223,129)	(10,490,621)
Dividends to preferred shareholders from net investment income	(901,444)	(3,387,020)

Net Decrease	(37,887,744)	(5,290,694)

Dividends and Distribution to Common Shareholders from:
Net investment income	(3,876,309)	(7,742,699)
Net realized gain	—	(662,474)

Total Dividends and Distributions to Common Shareholders	(3,876,309)	(8,405,173)

Decrease from transactions in shares of common beneficial interest	(63,438)	(3,012,393)

Net Decrease	(41,827,491)	(16,708,260)
Net Assets Applicable to Common Shareholders:
Beginning of period	154,429,828	171,138,088

End of Period (Including accumulated undistributed net investment income of $1,548,095 and $1,020,771, respectively)	$112,602,337	$154,429,828

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Financial Statements continued

Statement of Cash Flows
For the six months ended November 30, 2008

Increase (Decrease ) in cash:
Cash Flows Provided by Operating Activities:
Net decrease in net assets from operations (including preferred share distributions)	$(37,977,272)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Net realized loss on investments	238,687
Net change in unrealized depreciation on investments	34,057,908
Amortization of premium	303,373
Accretion of discount	(88,174)
Cost of purchases of investments	(22,206,302)
Proceeds from sales of investments	20,984,111
Net sale of short-term investments	16,547,649
Decrease in interest receivables and other assets	425,194
Decrease in accrued expenses and other payables	(317,326)

Total Adjustments	49,945,120

Net Cash Provided by Operating Activities	11,967,848

Cash Flows Used for Financing Activities
Repurchased shares (including retired preferred shares)	(23,563,438)
Dividends and distributions paid to common shareholders	(3,876,309)
Payable to bank	372,899
Net repayments of and proceeds from floating rate note obligations	15,099,000

Net Cash Used for Financing Activities	(11,967,848)

Net Increase in Cash	—
Cash at the Beginning of the Period	—

Cash at the End of the Period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$498,772

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Municipal Premium Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non taxable income to its shareholders. Therefore, no federal income tax provision is

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on November 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended May 31, 2008, remains subject to examination by taxing authorities.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expense” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At November 30, 2008, Fund investments with a value of $47,558,697 are held by the Dealer Trusts and serve as collateral for the $35,104,000 in floating rate note

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

obligations outstanding at that date. The range of contractual maturities of the floating rate note obligations and interest rates in effect at November 30, 2008 are presented in the Portfolio of Investments.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations. The Fund may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as asset/liabilities on the Fund’s books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund’s weekly net assets including current preferred shares and floating rate note obligations of $23,500,000 entered into during the six months ended November 30, 2008, to retire previously issued preferred shares of the Fund.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s weekly net assets including current preferred shares and floating rate note obligations of $23,500,000 entered into during the six months ended November 30, 2008 to retire outstanding preferred shares of the Fund.

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
3. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the six months ended November 30, 2008, advisory fees paid were reduced by $7,251 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $89,528 for the six months ended November 30, 2008. During the six months ended November 30, 2008 cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $52,795,673 and $69,343,322, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2008 aggregated $20,270,685 and $20,984,111, respectively.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended November 30, 2008 included in Trustees’ fees and expenses in the Statement of Operations amounted to $4,945. At November 30, 2008 the Fund had an accrued pension liability of $60,455 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

4. Common Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, May 31, 2007	17,021,894	$170,219	$160,950,558
Shares repurchased (weighted average discount 9.82%)+	(346,015)	(3,460)	(3,008,933)

Balance, May 31, 2008	16,675,879	166,759	157,941,625
Shares repurchased (weighted average discount 15.14%)+	(9,002)	(90)	(63,348)

Balance, November 30, 2008	16,666,877	$166,669	$157,878,277

The Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares purchased.
5. Preferred Shares of Beneficial Interest
The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

		AMOUNT IN		NEXT	RANGE OF
SERIES	SHARES++	THOUSANDS++	RATE++	RESET DATE	DIVIDEND RATES+++
A	153	15,300	1.111%	12/03/08	0.561% – 2.95%
B	153	15,300	1.111	12/03/08	0.561% – 2.95%
C	153	15,300	1.111	12/03/08	0.561% – 2.95%
D	153	15,300	1.111	12/03/08	0.561% – 2.95%
E	153	15,300	1.111	12/03/08	0.561% – 2.95%

++	As of November 30, 2008.
+++	For the six months ended November 30, 2008.

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

Subsequent to November 30, 2008 and up through January 1, 2009, the Fund paid dividends to each of the Series A through E at rates ranging from 0.22% to 1.111% in the aggregate amount of $61,039.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

The Fund entered into additional floating rate note obligations as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. For the six months ended November 30, 2008, transactions in preferred shares were as follows:

	SHARES	VALUE
Outstanding at May 31, 2008	1,000	$100,000,000
Shares retired	(235)	(23,500,000)

Outstanding at November 30, 2008	765	$76,500,000

6. Dividends to Common Shareholders
The Fund declared the following dividends from net investment income:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE

December 9, 2008	$0.045	December 19, 2008	December 26, 2008
January 13, 2009	0.045	January 23, 2009	January 30, 2009
January 13, 2009	0.045	February 20, 2009	February 27, 2009
January 13, 2009	0.045	March 20, 2009	March 27, 2009
7. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.
8. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a Dealer Trusts in exchange for cash and residual interests in the Dealer Trusts (See Note 1D). These investments are typically used by the Fund in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Fund’s preferred shares. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of May 31, 2008, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), book amortization of discounts on debt securities and mark-to-market of open futures contracts.
10. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments carried at value:

		FAIR VALUE MEASUREMENTS AT NOVEMBER 30, 2008 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$185,533,294	$—	$185,533,294	—
Other Financial Instruments*	(2,793,037)	(2,793,037)	—	—

Total	$182,740,257	$(2,793,037)	$185,533,294	—

*	Other financial instruments include futures contracts.
11. Accounting Pronouncement
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative

Morgan Stanley Municipal Premium Income Trust
Notes to Financial Statements - November 30, 2008 (unaudited) continued

instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Fund’s financial statements has not yet been determined.

Morgan Stanley Municipal Premium Income Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED			FOR THE YEAR ENDED MAY 31,
	NOVEMBER 30, 2008			2008	2007		2006	2005		2004
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$9.26			$10.05	$10.13		$10.45	$9.88		$10.56

Income (loss) from investment operations:
Net investment income(1)	0.32			0.67	0.66		0.66	0.64		0.66
Net realized and unrealized gain (loss)	(2.54)			(0.78)	0.08		(0.20)	0.54		(0.68)
Common share equivalent of dividends paid to preferred shareholders(1)	(0.05)			(0.20)	(0.20)		(0.14)	(0.09)		(0.09)

Total income (loss) from investment operations.	(2.27)			(0.31)	0.54		0.32	1.09		(0.11)

Less dividends and distributions from:
Net investment income	(0.23)			(0.46)	(0.50)		(0.54)	(0.57)		(0.61)
Net realized gain	—			(0.04)	(0.14)		(0.14)	—		—

Total dividends and distributions.	(0.23)			(0.50)	(0.64)		(0.68)	(0.57)		(0.61)

Anti-dilutive effect of acquiring treasury shares(1)	0.00			0.02	0.02		0.04	0.05		0.04

Net asset value, end of period	$6.76			$9.26	$10.05		$10.13	$10.45		$9.88

Market value, end of period	$5.60			$8.34	$9.49		$9.12	$9.10		$8.93

Total Return(2)	(30.54)		%(5)	(6.86)%	11.22%		7.85%	8.54%		1.27%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.89%(3	)(4)(6)		1.58%(3)	1.41	%(3)	1.09%	1.29	%(3)	1.40	%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.18%(3	)(4)(6)		1.12%(3)	1.07	%(3)	1.09%	1.29	%(3)	1.40	%(3)
Net investment income before preferred stock dividends	7.49%			7.05%	6.50%		6.42%	6.30%		6.36%
Preferred stock dividends	1.27%			2.11%	2.00%		1.37%	0.87%		0.83%
Net investment income available to common shareholders	6.22%			4.94%	4.50%		5.05%	5.43%		5.53%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$112,602			$154,430	$171,138		$176,515	$189,321		$186,755
Asset coverage on preferred shares at end of period	247%			254%	271%		276%	289%		286%
Portfolio turnover rate	8%(5)			5%	13%		33%	20%		23%

(1)	The per share amounts were computed using an average number of common shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	Does not reflect the effect of expense offset of 0.01%.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
Revised Investment Policy (unaudited)

While the Fund’s policy is to emphasize investments in municipal obligations with longer-term maturities because generally longer-term obligations, while more susceptible to market fluctuations resulting from changes in interest rates, produce higher yields than short-term obligations, the Fund no longer expects to maintain a specific average weighted maturity of its portfolio. As a result of changes in the fixed-income and municipal marketplace, the Fund’s average portfolio maturity will vary depending upon market conditions and other factors.

Morgan Stanley Municipal Premium Income Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to

Morgan Stanley Municipal Premium Income Trust
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Municipal Premium
Income Trust
NYSE: PIA

Semiannual
Report
November 30, 2008

PIASAN
IU09-00070P-Y11/08

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum Number
			(c) Total Number of	(or Approximate
			Shares (or Units)	Dollar Value) of
			Purchased as Part	Shares (or Units)
	(a) Total Number of	(b) Average Price	of Publicly	that May Yet Be
	Shares (or Units)	Paid per Share (or	Announced Plans or	Purchased Under the
Period	Purchased	Unit)	Programs	Plans or Programs
July 1, 2008 — July 31, 2008	1,200.00	7.875	N/A	N/A
September 1, 2008 — September 30, 2008	7,802	6.9225	N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total	9,002	7.3988	N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

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(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Municipal Premium Income Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
January 20, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
January 20, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 20, 2009

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